SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2002
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of Principal Executive Offices)(Zip Code)

(901) 495-6500
(Registrant's Telephone Number, Including Area Code)

(Not applicable)
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

    The following exhibits are filed with this Current Report:

99.1	Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure

    On October 30, 2002, AutoZone, Inc., transmitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as required by order of the Securities and Exchange Commission as related to AutoZone's Form 10-K for the fiscal year ended August 31, 2002. The Statements are attached to this Current Report as Exhibit 99.1

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    AUTOZONE, INC.

Date: October 30, 2002                                                            By: /s/ Harry L. Goldsmith
                                                                                                      Harry L. Goldsmith
                                                                                                      Senior Vice President
                                                                                                      & Secretary

EXHIBIT INDEX

99.1	Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings